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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27294) of Kellogg Company of our report dated June 13, 2003 relating to the financial statements of The Kellogg Company - Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

Battle Creek, Michigan
June 26, 2003